Deutsche Bank Deutsche Bank AG New York 60 Wall Street New York, NY 10005 Telephone: 212-250-5977 Facsimilie: 212-797-8826

To:

HSBC BANK USA, NATIONAL ASSOCIATION, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-RAMP1

Attn:	Corporate Trust & Loan Agency/DBALT 2007-RAMP1
Fax No:	212-525-1300
From:	DEUTSCHE BANK AG, NEW YORK BRANCH
Attn:	New York Derivatives Documentation
Telephone No:	212-250-9425
Fax No:	212-797-0779
Email:	NYderivative.documentation@db.com
Reference:	Global No. N572130N
Date:	February 27, 2007

Swap Transaction Confirmation

1.

The purpose of this letter agreement (“Confirmation”) is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the “Transaction”) between Deutsche Bank AG, New York Branch (“DBAG”) and HSBC Bank USA, National Association, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-RAMP1 (“Counterparty”) created under the Pooling and Servicing Agreement for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-RAMP1 dated as of February 1, 2007 among Deutsche Alt-A Securities, Inc., as depositor, Wells Fargo Bank, N.A., as master servicer and securities administrator, and HSBC Bank USA, National Association, as trustee (the “Pooling and Servicing Agreement”).

The definitions and provisions contained in the 2000 ISDA Definitions (the “2000 Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”) are incorporated into this Confirmation.  In the event of any inconsistency between the 2000 Definitions and this Confirmation, this Confirmation will govern for the purposes of the Transaction.  References herein to a “Transaction” shall be deemed to be references to a “Swap Transaction” for the purposes of the 2000 Definitions.  Capitalized terms used in this Confirmation and not defined in this Confirmation or the 2000 Definitions shall have the respective meaning assigned thereto in the Agreement (as herein defined).  Each party hereto agrees to make payment to the other party hereto in accordance with the provisions of this Confirmation and of the Agreement.

2.

This Confirmation supersedes any previous confirmation or other communication with respect to the Transaction and evidences a complete and binding agreement between you and us as to the terms of the Swap Transaction to which this Confirmation relates.  This Confirmation supplements, forms part of, and is subject to the terms and conditions of the ISDA Master Agreement dated as of February 27, 2007, between each of DBAG and Counterparty (the “Agreement”). Capitalized terms used in this Confirmation and not defined in the Agreement, this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Pooling and Servicing Agreement.

3.

The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

General Terms
Type of Transaction:	Rate Swap
Notional Amount:	With respect to any Calculation Period the amount set forth for such period on Schedule I attached hereto.
Trade Date:	February 13, 2007
Effective Date:	February 27, 2007
Termination Date:	February 25, 2012
Fixed Amounts:
Fixed Rate Payer:	Counterparty
Fixed Rate:	5.2425%
Fixed Rate Payer Period End Dates:	The 25th calendar day of each month during the Term of this Transaction, commencing March 25 2007, and ending on February 25, 2012, with No Adjustments.
Fixed Rate Payer Payment Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing March 25, 2007, and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.  Early Payment shall be applicable. The Fixed Rate Payer Payment Date shall be one (1) Business Day preceding each Fixed Rate Payer Period End Date.

Fixed Amount:	Notional Amount * Fixed Rate * Fixed Rate Day Count Fraction
Fixed Rate Day Count Fraction:	30/360
Floating Amounts:
Floating Rate Payer:	DBAG
Floating Rate Payer Period End Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing March 25, 2007, and ending on February 25, 2012, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Payer Payment Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing March 25, 2007, and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.  Early Payment shall be applicable. The Floating Rate Payer Payment Date shall be one (1) Business Day preceding each Floating Rate Payer Period End Date.

Floating Rate Option:	USD-LIBOR-BBA
Floating Amount:	Notional Amount * Floating Rate Option * Floating Rate Day Count Fraction
Designated Maturity:	One month
Floating Rate Day Count Fraction:	Actual/360
Reset Dates:	The first day of each Calculation Period
Compounding:	Inapplicable
Additional Terms:
Business Days:	New York
Calculation Agent:	DBAG
Account Details and Settlement Information:	Payments to DBAG: Deutsche Bank Trust Company – Americas, New York SWIFT Code: BKTRUS33 / ABA 021001033 Favor of: Deutsche Bank AG, New York Acct. # 01 473 969 Reference: N572130N
Payments to Counterparty: Wells Fargo Bank, NA ABA# 121000248 Account Name: SAS Clearing Account #3970771416 FFC to: DBALT 2007-RAMP1 Swap Account #50986202

Please confirm that the foregoing correctly sets forth the terms of our agreement by having an authorized officer sign this Confirmation and return it via facsimile to:

Attention: Derivative Documentation

Telephone: 44 20 7547 4755

Facsimile: 44 20 7545 9761

E-mail:derivative.documentation@db.com

Chairman of the Supervisory Board: Clemens Börsig
Management Board: Josef Ackermann (Chairman), Hugo Banziger, Tessen von Heydebreck, Anthony Di Iorio, Hermann-Josef Lamberti

This message will be the only form of Confirmation dispatched by us.  If you wish to exchange hard copy forms of this Confirmation, please contact us.

For and on behalf of DEUTSCHE BANK AG, NEW YORK BRANCH (RMBS Derivatives Desk)

For and on behalf of

HSBC BANK USA, NATIONAL ASSOCIATION, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-RAMP1

/s/ Cloris Eng Name: Cloris Eng Title: Assistant Vice President Date: February 27, 2007	/s/ Fernando Acebedo Name: Fernando Acebedo Title: Vice President Date: February 27, 2007
/s/ Vivian Jackson Name: Vivian Jackson Title: Vice President Date: February 27, 2007

SCHEDULE I

(With respect to each Fixed Rate Payer Period End Date, all such dates are with No Adjustment, and with respect to each Floating Rate Payer Period End Date, all such dates are subject to adjustment in accordance with the Following Business Day Convention)

Start Date	End Date	Swap Notional Amount ($)	Strike Rate (% per annum)
February 27, 2007	March 25, 2007	66,408,360.60	5.2425
March 25, 2007	April 25, 2007	65,571,836.75	5.2425
April 25, 2007	May 25, 2007	64,541,140.40	5.2425
May 25, 2007	June 25, 2007	63,323,476.77	5.2425
June 25, 2007	July 25, 2007	61,926,239.14	5.2425
July 25, 2007	August 25, 2007	60,353,776.40	5.2425
August 25, 2007	September 25, 2007	58,612,068.71	5.2425
September 25, 2007	October 25, 2007	56,685,159.16	5.2425
October 25, 2007	November 25, 2007	54,628,193.71	5.2425
November 25, 2007	December 25, 2007	52,524,648.19	5.2425
December 25, 2007	January 25, 2008	50,483,032.96	5.2425
January 25, 2008	February 25, 2008	48,521,520.46	5.2425
February 25, 2008	March 25, 2008	46,650,052.01	5.2425
March 25, 2008	April 25, 2008	44,850,767.75	5.2425
April 25, 2008	May 25, 2008	43,093,059.12	5.2425
May 25, 2008	June 25, 2008	41,405,378.24	5.2425
June 25, 2008	July 25, 2008	39,784,846.00	5.2425
July 25, 2008	August 25, 2008	38,219,332.12	5.2425
August 25, 2008	September 25, 2008	36,599,665.39	5.2425
September 25, 2008	October 25, 2008	34,586,486.64	5.2425
October 25, 2008	November 25, 2008	32,027,438.90	5.2425
November 25, 2008	December 25, 2008	29,532,672.37	5.2425
December 25, 2008	January 25, 2009	27,237,799.39	5.2425
January 25, 2009	February 25, 2009	25,183,450.90	5.2425
February 25, 2009	March 25, 2009	23,539,513.44	5.2425
March 25, 2009	April 25, 2009	22,360,939.42	5.2425
April 25, 2009	May 25, 2009	21,311,978.76	5.2425
May 25, 2009	June 25, 2009	20,312,212.19	5.2425
June 25, 2009	July 25, 2009	19,359,333.12	5.2425
July 25, 2009	August 25, 2009	18,451,143.13	5.2425
August 25, 2009	September 25, 2009	17,585,546.82	5.2425
September 25, 2009	October 25, 2009	16,760,555.08	5.2425
October 25, 2009	November 25, 2009	15,974,255.62	5.2425
November 25, 2009	December 25, 2009	15,224,421.83	5.2425
December 25, 2009	January 25, 2010	14,509,831.06	5.2425
January 25, 2010	February 25, 2010	13,828,769.36	5.2425
February 25, 2010	March 25, 2010	13,179,664.00	5.2425
March 25, 2010	April 25, 2010	12,561,016.00	5.2425
April 25, 2010	May 25, 2010	11,971,396.67	5.2425
May 25, 2010	June 25, 2010	11,409,444.34	5.2425
June 25, 2010	July 25, 2010	10,873,861.17	5.2425
July 25, 2010	August 25, 2010	10,363,410.19	5.2425
August 25, 2010	September 25, 2010	9,876,912.46	5.2425
September 25, 2010	October 25, 2010	9,413,244.31	5.2425
October 25, 2010	November 25, 2010	8,971,334.77	5.2425
November 25, 2010	December 25, 2010	8,550,163.09	5.2425
December 25, 2010	January 25, 2011	8,148,756.42	5.2425
January 25, 2011	February 25, 2011	7,766,187.51	5.2425
February 25, 2011	March 25, 2011	7,401,572.60	5.2425
March 25, 2011	April 25, 2011	7,054,069.39	5.2425
April 25, 2011	May 25, 2011	6,722,875.08	5.2425
May 25, 2011	June 25, 2011	6,407,224.52	5.2425
June 25, 2011	July 25, 2011	6,106,404.81	5.2425
July 25, 2011	August 25, 2011	5,819,703.01	5.2425
August 25, 2011	September 25, 2011	5,546,456.78	5.2425
September 25, 2011	October 25, 2011	5,286,029.00	5.2425
October 25, 2011	November 25, 2011	5,037,595.60	5.2425
November 25, 2011	December 25, 2011	4,800,249.24	5.2425
December 25, 2011	January 25, 2012	4,574,087.22	5.2425
January 25, 2012	February 25, 2012	4,358,551.98	5.2425